SUMMARY OF ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Principles of Consolidation
1.  Principles of Consolidation

The accompanying consolidated financial statements as of and for the years ended December 31, 2013, 2012, and 2011, include the accounts of the Corporation and its wholly-owned subsidiary, the Savings Bank.  All significant intercompany items have been eliminated.

Investment and Mortgage-backed Securities
2.  Investment and Mortgage-backed Securities

The Corporation accounts for investment and mortgage-backed securities using 3 categories: held to maturity, trading, or available for sale.  Securities classified as held to maturity are carried at cost only if the Corporation has the positive intent and ability to hold these securities to maturity.  Securities available for sale are carried at fair value with resulting unrealized gains or losses recorded in shareholders’ equity.  Realized gains or losses on sales of securities are recognized using the specific identification method.

Loans Receivable
3.  Loans Receivable

Loans receivable are stated at the principal amount outstanding, adjusted for deferred loan origination fees and the allowance for loan losses.  Interest is accrued as earned unless the collectability of the loan is in doubt.  Loans are generally placed on nonaccrual status when they are contractually past due 90 days or more.  Interest on loans that are contractually past due more than 90 days is charged off, or an allowance is established based on management’s periodic evaluation.  The allowance is established by a charge to interest income equal to all interest previously accrued, and income is subsequently recognized only to the extent that cash payments are received until, in management’s judgment, the borrower’s ability to make periodic interest and principal payments has returned to normal, in which case the loan is returned to accrual status.  If the ultimate collectability of the loan is in doubt, in whole or in part, all payments received on nonaccrual loans are applied to reduce principal until such doubt is eliminated.

Loans held for sale are carried at the lower of cost (less principal payments received) or fair value (market value), calculated on an aggregate basis.  At December 31, 2013 and 2012, the Corporation had $703,000 and $3.3 million in loans held for sale.

The Corporation recognizes, as separate assets, rights to service mortgage loans for others, regardless of how those servicing rights are acquired.  An institution that acquires mortgage servicing rights through either the purchase or origination of mortgage loans and sells those loans with servicing rights retained must allocate some of the cost of the loans to the mortgage servicing rights at fair value.  The Corporation has opted to account for the capitalized servicing rights as being amortized in proportion to and over the estimated period of servicing income.

The Corporation recorded mortgage servicing rights totaling $(1,000), $224,000, and $127,000, net of amortization of $281,000, $352,000, and $175,000, during the years ended December 31, 2013, 2012, and 2011, respectively.  The carrying value of the Corporation’s mortgage servicing rights totaled approximately $1.3 million at December 31, 2013 and 2012, respectively.

The Corporation was servicing mortgage loans of approximately $145.5 million and $141.3 million at December 31, 2013 and 2012, respectively, all of which had been sold to various investors, including the Federal Home Loan Bank of Cincinnati, Federal Home Loan Mortgage Corporation, US Bank, Bank of America, Franklin American, BB&T, Lake Michigan and Stonegate Mortgage.

Loan Origination Fees and Costs
4.  Loan Origination Fees and Costs

Origination fees received from loans, net of direct origination costs, are deferred and amortized to interest income using the level-yield method, giving effect to actual loan prepayments. Additionally, loan origination costs are limited to the direct costs attributable to originating a loan, i.e., principally actual personnel costs.  Fees received for loan commitments that are expected to be drawn upon, based on the Corporation’s experience with similar commitments, are deferred and amortized over the life of the loan using the level-yield method.  Fees for other loan commitments are deferred and amortized over the loan commitment period on a straight-line basis.

Allowance for Loan Losses
5.  Allowance for Loan Losses

It is the Corporation’s policy to provide valuation allowances for estimated losses on loans primarily based on past loan loss experience and economic factors such as level of delinquencies, collateral values and overall employment and economy in the market area.  Additionally, the Corporation considers changes in the composition of the loan portfolio, trends in the level of delinquent and problem loans, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral and current and anticipated economic conditions in the primary lending area.  When the collection of a loan becomes doubtful, or otherwise troubled, the Corporation records a charge-off equal to the difference between the fair value of the property securing the loan and the loan’s carrying value.  Major loans and major lending areas are reviewed periodically to determine potential problems at an early date.  The allowance for loan losses is increased by charges to earnings and decreased by charge-offs (net of recoveries).

Impaired loans are measured based upon the present value of expected future cash flows discounted at the loan’s effective interest rate or, as an alternative, at the loan’s observable market price or fair value of the collateral if the loan is collateral- dependent.

A loan is defined as impaired when, based on current information and events, it is probable that a creditor will be unable to collect all amounts due according to the contractual terms of the loan agreement.  The Corporation considers its investment in existing one- to four-family residential loans and consumer installment loans to be homogeneous and therefore excluded from separate identification for evaluation of impairment.  With respect to the Corporation’s investment in construction, commercial and multi-family residential real estate loans, and its evaluation of impairment thereof, such loans are generally collateral-dependent and, as a result, are carried as a practical expedient at the lower of cost or fair value of collateral.

Collateral-dependent loans which are more than ninety days delinquent are considered to constitute more than a minimum delay in repayment and are evaluated for impairment.

Real Estate Acquired through Foreclosure
6.  Real Estate Acquired through Foreclosure

Real estate acquired through foreclosure is carried at the lower of the loan’s unpaid principal balance (cost) or fair value less estimated selling expenses at the date of acquisition.  A loan loss provision is recorded for any write down in the loan’s carrying value to fair value at the date of acquisition.  Real estate loss provisions are recorded if the properties’ fair values subsequently decline below the value determined at the recording date.  In determining the lower of cost or fair value at acquisition, costs relating to development and improvement of property are considered.  Costs relating to holding real estate acquired through foreclosure, net of rental income, are charged against earnings as incurred.

Investment in Federal Home Loan Bank Stock
7.  Investment in Federal Home Loan Bank Stock

The Corporation is required as a condition of membership in the Federal Home Loan Bank of Cincinnati (FHLB) to maintain an investment in FHLB common stock.  The stock is redeemable at par and, therefore, its cost is equivalent to its redemption value.  The Corporation’s ability to redeem FHLB shares is dependent on the redemption practices of the FHLB of Cincinnati.  At December 31, 2013 and 2012, the FHLB of Cincinnati placed no restrictions on redemption of shares in excess of a member’s required investment in the stock.

Office Premises and Equipment
8.  Office Premises and Equipment

Office premises and equipment are carried at cost.  Maintenance, repairs and minor renewals are expensed as incurred.  For financial reporting, depreciation and amortization are provided on the straight-line and accelerated methods over the useful lives of the assets, estimated to be between fifteen and forty years for buildings and improvements, five to ten years for furniture and equipment and five years for automobiles.  An accelerated method is used for tax reporting purposes.

Federal Income Taxes
9.  Federal Income Taxes

The Corporation uses an asset and liability approach to accounting for income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A deferred tax liability or deferred tax asset is computed by applying the current statutory tax rates to net taxable or deductible temporary differences between the tax basis of an asset or liability and its reported amount in the financial statements that will result in net taxable or deductible amounts in future periods.  Deferred tax assets are recorded only to the extent that the amount of net deductible temporary differences or carryforward attributes may be utilized against current period earnings, carried back against prior years’ earnings, offset against taxable temporary differences reversing in future periods, or utilized to the extent of management’s estimate of future taxable income.  A valuation allowance is provided for deferred tax assets to the extent that the value of net deductible temporary differences and carryforward attributes exceeds management’s estimates of taxes payable on future taxable income. Deferred tax liabilities are provided on the total amount of net temporary differences taxable in the future.

The Corporation’s principal temporary differences between pretax financial income and taxable income result from different methods of accounting for deferred loan origination fees and costs, Federal Home Loan Bank stock dividends, the general loan loss allowance and credit quality discount on purchased loans, charitable contributions, deferred compensation and stock benefit plans.  Additional temporary differences result from depreciation computed using accelerated methods for tax purposes.

The Corporation recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain  the  position  following  an audit.  For tax positions meeting  the  more-likely-than-not  threshold,  the  amount  recognized  in  the financial  statements is the largest  benefit that has a greater than 50 percent likelihood  of being  realized upon  ultimate  settlement  with the relevant tax authority.  The Corporation has not recorded any liability for unrecognized tax benefits.

The Corporation is subject to income taxes in the U.S. federal jurisdiction, as well as various state jurisdictions.  Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. With few exceptions, the Corporation is no longer subject to U.S.  federal, state and local, or non U.S.  income tax examinations by tax authorities for the tax years before 2010.

The  Corporation  will  recognize,  if applicable,  interest  accrued related to unrecognized  tax  benefits  in  interest  expense and  penalties  in  operating expenses.  No interest or penalties were recognized in the financial statements for December 31, 2013, 2012, and 2011.

Benefit Plans
10.  Benefit Plans

The Corporation has a 401(k) retirement savings plan, which covers all employees who have attained the age of 21 and have completed one year of service.  The Corporation is annually required to contribute 3% of eligible employees’ salaries, plus the lesser of 3% of each participant’s salary or 50% of each participant’s contributions, to the plan.  Employer contributions totaled $326,000, $300,000, and $359,000 for the years ended December 31, 2013, 2012, and 2011, respectively.

The Corporation has a nonqualified directors deferred compensation plan (the “compensation plan”) which provides for the payment of benefits to its directors upon termination of service with the Corporation.  The Corporation recorded expense of approximately $17,000, $18,000, and $28,000 for the directors deferred compensation plan for the years ended December 31, 2013, 2012, and 2011.

In connection with the 2004 Reorganization, the Corporation implemented an Employee Stock Ownership Plan (“ESOP”) which provides retirement benefits for substantially all full-time employees who have completed one year of service and have attained the age of 21. The Corporation records  compensation expense equal to the fair value of ESOP shares allocated to participants during a given year. In addition, as part of the second step stock conversion, the Corporation purchased an additional 187,000 shares for a new ESOP plan, resulting in a new loan with Cheviot Financial Corporation totaling $1.5 million.  Allocation of shares to the ESOP participants is predicated upon the repayment of the loans to Cheviot Financial Corp. totaling $1.4 million and $1.9 million at December 31, 2013 and 2012, respectively. Dividends paid on the unallocated shares are used to fund the loan payment. The Corporation recorded expense related to the ESOP of approximately $380,000, $381,000, and $307,000 for the years ended December 31, 2013, 2012, and 2011, respectively. The fair value of the unearned ESOP shares approximated $1.7 million and $1.9 million at December 31, 2013 and 2012, respectively.

In 2005, the Corporation initiated a Management Recognition Plan (“MRP” or the “Plan”) which provided for awards of 166,608 shares to members of the board of directors, management and certain employees.  Common shares awarded under the MRP vest over a five year period, commencing with the date of the grant.  Expense recognized under the MRP totaled $37,000, $36,000, and $34,000 for the years ended December 31, 2013, 2012, and 2011, respectively.  During the years ended December 31, 2012, and 2011, 2,550 shares, and 3,214 shares were awarded under the Corporation’s MRP, respectively at a weighted average grant price of $11.02.  No shares were awarded during the year ended December 31, 2013.  During the year ended December 31, 2013, 2,767 shares vested at an average price of $11.28.  At December 31, 2013 and 2012 total non-vested shares were 5,643 and 8,411 at a weighted average grant date fair value of $9.44 and $13.50.  The shares in the plan and the shares granted have been adjusted to reflect the exchange ratio of 0.857%.

Fair Value of Financial Instruments
11.  Fair Value of Financial Instruments

Fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practical to estimate the value, is based upon the characteristics of the instruments and relevant market information. Financial instruments include cash, evidence of ownership in an entity or contracts that convey or impose on an entity the contractual right or obligation to either receive or deliver cash for another financial instrument. These fair value estimates are based on relevant market information and information about the financial instruments. Fair value estimates are intended to represent the price for which an asset could be sold or liability could be settled. However, given there is no active market or observable market transactions for many of the Corporation’s financial instruments, it has made estimates of many of these fair values which are subjective in nature, involve uncertainties and matters of significant judgment and therefore cannot  be determined with precision. Changes in assumptions could significantly affect the estimated values.

The following methods and assumptions were used by the Corporation in estimating its fair value disclosures for financial instruments at December 31, 2013 and 2012:

Cash and cash equivalents:  The carrying amounts presented in the consolidated statements of financial condition for cash and cash equivalents are deemed to approximate fair value.

Investment and mortgage-backed securities:  For investment and mortgage-backed securities, fair value is deemed to equal the quoted market price, where available.  If a quoted market price is not available, fair value is estimated using quoted market prices of comparable instruments.

Loans receivable:  The loan portfolio was segregated into categories with similar characteristics, such as one-to four-family residential, multi-family residential and commercial real estate.  These loan categories were further delineated into fixed-rate and adjustable-rate loans.  The fair values for the resultant loan categories were computed via discounted cash flow analysis, using current interest rates offered for loans with similar terms to borrowers of similar credit quality.  For loans on deposit accounts, fair values were deemed to equal the historic carrying values.  The historical carrying amount of accrued interest on loans is deemed to approximate fair value.

Loans held for sale:  Loans held for sale are carried at the lower of cost or fair market value, as determined by outstanding commitments from investors, on an aggregated basis.  At December 31, 2013 and 2012, market value approximates cost.

Federal Home Loan Bank stock:  The carrying amount presented in the consolidated statements of financial condition is deemed to approximate fair value.

Deposits:  The fair value of NOW accounts, passbook accounts, and money market demand deposits is deemed to approximate the amount payable on demand at December 31, 2013 and 2012.  Fair values for fixed-rate certificates of deposit have been estimated using a discounted cash flow calculation using the interest rates currently offered for deposits of similar remaining maturities.

Advances from the Federal Home Loan Bank:  The fair value of these advances is estimated using the rates currently offered for similar advances of similar remaining maturities or, when available, quoted market prices.

Advances by Borrowers for Taxes and Insurance:  The carrying amount of advances by borrowers for taxes and insurance is deemed to approximate fair value.

Commitments to extend credit:  For fixed-rate loan commitments, the fair value estimate considers the difference between current levels of interest rates and committed rates.  At December 31, 2013 and 2012, the fair value of loan commitments was not material.

Advertising	12. Advertising Advertising costs are expensed when incurred.
Cash and Cash Equivalents
13.  Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents include cash and due from banks, federal funds sold and interest-bearing deposits in other financial institutions with original terms to maturity of ninety days or less.  At December 31, 2013, the Bank had approximately $10.1 million on deposit with other institutions over the FDIC limit.

The Corporation maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.  The Corporation believes it is not exposed to any significant credit risk on cash and cash equivalents.

Earnings Per Share
14.  Earnings Per Share

Basic earnings per share is computed based upon the weighted-average common shares outstanding during the year less shares in the ESOP that are unallocated and not committed to be released.  Weighted-average common shares deemed outstanding gives effect to a reduction for 168,300, 208,251, and 71,415 unallocated shares held by the ESOP for the fiscal years ended December 31, 2013, 2012, and 2011, respectively.

For the years ended December 31, 2013, 2012, and 2011
		December 31,
	2013	2012	2011

Weighted-average common
shares outstanding (basic)	6,863,238	7,415,768	8,757,880

Dilutive effect of assumed
exercise of stock options	5,972	6,251	8,391

Weighted-average common
shares outstanding (diluted)	6,869,210	7,422,019	8,766,271

For the year ended December 31, 2013 options to purchase 369,939 shares of common stock ranging in price from $8.30 - $15.90 were outstanding but were not included in the computation of diluted earnings per share because the options’ exercise price was greater than the average market price of the common shares. For the years ended December 31, 2012 and 2011 the options totaled 425,600 ranging in price from $8.07 to $13.63. The shares for 2012 and 2011 have not been adjusted to reflect the exchange ratio of 0.857%.

Stock Option Plan
15.  Stock Option Plan

The Corporation provides a Stock Incentive Plan that provides for grants of up to 416,517 stock options.  During 2012 and 2011 approximately 5,600 and 3,771 stock options were granted subject to a five year vesting period in which the options granted will vest ratably annually.  For the year ended December 31, 2013, no shares were granted.  The shares in the plan and the shares granted have been adjusted to reflect the exchange ratio of 0.857 for the second step conversion that occurred in 2012.

On April 23, 2013, shareholders of the Corporation approved the 2013 Equity Incentive Plan.  The Plan provides for grants of up to 467,500 stock options.  As of December 31, 2013, no grants or option awards have been made under the 2013 Equity Incentive Plan.

The Corporation follows FASB Accounting Standard Codification Topic 718 (ASC 718), “Compensation – Stock Compensation,” for its stock option plans, and accordingly, the Corporation recognizes the expense of these grants as required. Stock-based employee compensation costs pertaining to stock options is reflected as a net increase in equity, for both any new grants, as well as for all unvested options outstanding, in both cases using the fair values established by usage of the Black-Scholes option pricing model, expensed over the vesting period of the underlying option.

The compensation cost recorded for unvested equity-based awards is based on their grant-date fair value. For the nine months ended September 30, 2013, the Corporation recorded $23,000 in after-tax compensation cost for equity-based awards that vested during the year ended December 31, 2013.  The Corporation has $29,000 of unrecognized pre-tax compensation cost related to non-vested equity-based awards granted under its stock incentive plan as of December 31, 2013, which is expected to be recognized over a weighted-average vesting period of approximately 1.8 months.

A summary of the unvested stock awards is as follows:

		Weighted Average Fair Value
	Shares	on Award Date

Unvested at December 31, 2011	20,840	$4.00
Stock Conversion	(2,980)	-
Awarded	5,600	1.28
Vested	(6,143)	3.52
Unvested at December 31, 2012	17,317	$3.29

		Weighted Average Fair Value
	Shares	on Award Date

Unvested at December 31, 2012	17,317	$3.29
Awarded	-	-
Forfeited	400	1.28
Vested	(6,155)	3.25
Unvested at December 31, 2013	11,562	$3.24

A summary of the status of the Corporation’s stock option plan as of December 31, 2013, 2012, and 2011 and changes during the year then ended is presented below:

	2013		2012		2011
		Weighted-		Weighted-		Weighted-
		average		average		average
		exercise		exercise		exercise
	Shares	price	Shares	price	Shares	price

Outstanding at beginning of year	370,339	$12.80	425,600	$11.10	421,200	$11.05
Stock conversion	-	-	(60,861)	1.76	-	-
Granted	-	-	5,600	8.30	4,400	9.04
Exercised	-	-	-	-	-	-
Forfeited	(400)	8.30	-	-	-	-

Outstanding at end of year	369,939	$12.80	370,339	$12.80	425,600	$11.10

Options exercisable at year-end	359,177	$12.91	353,022	$12.96	404,760	$11.14

Fair value of options granted during the year		N/A		$1.28		$5.30

Weighted average remaining vesting period		1 months		2 months		2 months

The following information applies to options outstanding at December 31, 2013:
Number outstanding	369,939
Exercise price	$8.30 - $15.90
Weighted-average exercise price	$12.91
Weighted-average remaining contractual life	1.9 years

The following information applies to options outstanding at December 31, 2012:
Number outstanding	370,339
Exercise price	$8.30 - $15.90
Weighted-average exercise price	$12.96
Weighted-average remaining contractual life	2.9 years

The following information applies to options outstanding at December 31, 2011:
Number outstanding	425,600
Exercise price	$8.07 - $13.63
Weighted-average exercise price	$11.14
Weighted-average remaining contractual life	3.8 years

The expected term of options is based on evaluations of historical and expected future employee exercise behavior.  The risk-free interest rate is based upon the U.S. Treasury rates at the date of grant with maturity dates approximately equal to the expected life at grant date.  Volatility is based upon the historical volatility of the Corporation’s stock.

The fair value of each option granted is estimated on the date of grant using the modified Black-Scholes options-pricing model with the following weighted-average assumptions used for grants in 2012, and 2011, dividend yield of 3.86% and 5.31%; expected volatility of 24.1% and 44.17%; risk-free interest rates of 1.64% and 2.97%; and expected lives of 10 years. There were no grants during the year ended December 31, 2013.

Disclosures about Fair Value of Assets and Liabilities
16.       Disclosures about Fair Value of Assets and Liabilities

The estimated fair values of the Company’s financial instruments are as follows:

	2013		2012
	Carrying	Fair	Carrying	Fair
	value	value	value	value
	(In thousands)
Financial assets
Cash and cash equivalents	$22,112	$22,112	$25,114	$25,114
Investment securities	153,942	153,942	195,963	195,963
Mortgage-backed securities	12,477	12,591	9,610	9,801
Loans receivable –
net and loans held for sale	336,134	362,066	340,414	381,018
Accrued interest receivable	1,971	1,971	2,264	2,264
Federal Home Loan Bank stock	8,651	8,651	8,651	8,651

	$535,287	$561,333	$582,016	$622,811
Financial liabilities
Deposits	$469,387	$468,417	$490,646	$490,017
Advances from the Federal Home Loan Bank	19,261	20,207	24,314	24,920
Accrued interest payable	71	71	90	90
Advances by borrowers for taxes and insurance	2,357	2,357	2,331	2,331

	$491,076	$491,052	$517,381	$517,358

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level hierarchy exists for fair value measurements based upon the inputs to the valuation of an asset or liability.

Level 1	Quoted prices in active markets for identical assets or liabilities.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Fair value methods and assumptions are set forth below for each type of financial instrument.

Securities available for sale:  Fair value on available for sale securities was based upon a market approach. Securities which are fixed income instruments that are not quoted on an exchange, but are traded in active markets, are valued using prices obtained from our custodian, which used third party data service providers and classified as level 2 assets.  Management compares the fair values to another third party report for reasonableness.  Available for sale securities includes U.S. agency securities, municipal bonds and mortgage-backed agency securities.

		Quoted prices
		in active	Significant	Significant
		markets for	other	other
		identical	observable	unobservable
		assets	inputs	inputs
	Total	(Level 1 )	(Level 2 )	(Level 3 )
	(In thousands)
Securities available for sale at December 31, 2013:
U.S. Government agency securities	$148,349	-	$148,349	-
Municipal obligations	3,015	-	3,015	-
Corporate Securities	2,578	-	2,578	-
Mortgage-backed securities	9,361	-	9,361	-

Securities available for sale at December 31, 2012:
U.S. Government agency securities	$192,705	-	$192,705	-
Municipal obligations	3,258	-	3,258	-
Mortgage-backed securities	6,029	-	6,029	-

The Corporation is predominately an asset-based lender with real estate serving as collateral on a substantial majority of loans.  Loans which are deemed to be impaired are primarily valued on a nonrecurring basis at the fair values of the underlying real estate collateral.  Such fair values are obtained using independent appraisals based on comparable sales, which the Corporation considers to be Level 2 inputs.  The aggregate carrying amount of impaired loans, including loans acquired from Franklin Savings with a credit quality discount, at December 31, 2013 and 2012 were approximately $16.5 million and $20.6 million, respectively.

The Corporation has real estate acquired through foreclosure totaling $3.3 million and $4.0 million at December 31, 2013 and 2012, respectively.  Real estate acquired through foreclosure is carried at the lower of the cost or fair value less estimated selling expenses at the date of acquisition. Fair values are obtained using independent appraisals, based on comparable sales which the Corporation considers to be Level 2 inputs.  The aggregate amount of real estate acquired through foreclosure that is carried at fair value was approximately $3.3 million at both December 31, 2013 and 2012, respectively.  The aggregate amount of real estate acquired through foreclosure that is carried at cost was approximately $721,000 at December 31, 2012, respectively.

The following table presents fair value measurements for the Company’s financial instruments which are not recognized at fair value in the accompanying statements of financial position on a recurring or nonrecurring basis.

	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant other unobservable inputs (Level 3)
December 31, 2013:
Financial assets:
Cash and cash equivalents	$22,112	$22,112	$-	$-
Mortgage-backed securities	3,230	-	3,230	-
Loans receivable - net	362,066	-	362,066	-
Federal Home Loan Bank stock	8,651	-	8,651	-
Accrued interest receivable	1,971	-	1,971	-
Financial liabilities:
Deposits	468,417	-	468,417	-
Advances from the Federal Home Loan Bank	20,207	-	20,207	-
Advances by borrowers for taxes and insurance	2,357	-	2,357	-
Accrued interest payable	71	-	71	-

December 31, 2012:
Financial assets:
Cash and cash equivalents	$25,114	$25,114	$-	$-
Mortgage-backed securities	3,772	-	3,772	-
Loans receivable - net	381,018	-	381,018	-
Federal Home Loan Bank stock	8,651	-	8,651	-
Accrued interest receivable	2,264	-	2,264	-
Financial liabilities:
Deposits	490,017	-	490,017	-
Advances from the Federal Home Loan Bank	24,920	-	24,920	-
Advances by borrowers for taxes and insurance	2,331	-	2,331	-
Accrued interest payable	90	-	90	-

Effects of Recent Accounting Pronouncements
17.       Effects of Recent Accounting Pronouncements

We adopted the following accounting guidance in 2013, none of which had a material effect, if any, on our consolidated financial position or results of operations.

In July 2013, the FASB issued ASU No. 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists, which amends ASC 740, Income Taxes. The amendments provide guidance on the financial statement presentation of an unrecognized tax benefit, as either a reduction of a deferred tax asset or as a liability, when a net operating loss carryforward, similar tax loss, or a tax credit carryforward exists. The amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013 and may be applied on either a prospective or retrospective basis. We do not expect the adoption of these provisions to have a significant impact on the Company’s consolidated financial statements.

In January 2014, the FASB issued ASU No. 2014-04, Receivables – Troubled Debt Restructurings by Creditors (Subtopic 310-40)¸which clarifies when an in substance repossession or foreclosure has occurred and the creditor should be considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan such that the loan receivable should be derecognized and the real estate property recognized. A creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan either when legal title to the residential real estate property is obtained upon completion of a foreclosure or when the borrower has conveyed all interest in the residential real property to the creditor to satisfy the loan through completion of a deed in lieu of foreclosure or similar arrangement.  The ASU also require disclosure of both the amount of foreclosed residential real estate property held by the creditor and the recorded investment in consumer mortgage loans collateralized by residential real estate property that are in the process of foreclosure.  The guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2014.  We do not expect the adoption of these provisions to have a significant impact on the Company’s consolidated financial statements.

Subsequent Events
18.       Subsequent Events

The Corporation evaluates events and transactions occurring subsequent to the date of the financial statements for matters requiring recognition or disclosure in the financial statements.